Exhibit 99-B.4.11
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

The Contract Holder controls this Contract.

By notifying us in writing, the Contract Holder may allow Participants to choose Investment Options for an Individual Account. The Contract Holder may, however, retain the right to choose Investment Options. We will make payments under the Contract only at the written direction of the Contract Holder and a Participant. Unless otherwise directed by the Plan, we will not make a distribution from an Individual Account without written direction from the Contract Holder and a Participant.

The Contract and Individual Accounts are nontransferable and nonassignable except to us in the event of a loan (if allowed under the Contract) or in the event of a qualified domestic relations order as allowed under the Retirement Equity Act of 1984 (REA).

Participants have a nonforfeitable right to the value of employer Contributions made to their Individual Accounts subject to any Plan vesting limits as determined by the Contract Holder. Participants have a nonforfeitable right to the value of employee Contributions made to their Individual Accounts.

The Contract Holder must notify us in writing if the Plan is, or becomes, subject to the Employee Retirement Income Security Act of 1974 (ERISA) and/or related law or regulations including REA. We will rely on the Contract Holder's determination and representation of the applicability of such laws. If the Plan is subject to ERISA, before we will make a distribution from an Individual Account, the Contract Holder must certify in writing that all applicable REA requirements have been met and that the distribution complies with the Plan.

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)
Contribution limits are as set forth in the Code and in the Plan.
Separate Account (see 3.01)
Variable Annuity Account [C]
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

MM-HC401a-03	S I - 1
Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]

MM-HC401a-03	S I - 2
Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis.
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

MM-HC401a-03	S I - 3
(f)	Due to financial hardship as defined in the Code, and when:
(1)	If applicable, certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)	For 401(a) plans of governmental plans only, for any in-service distribution permitted by the Plan, when:
(1)	Certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)	The amount paid for all such distributions during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.
(h)

To be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals as provided by the Code and the Plan.
Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]

MM-HC401a-03	S I - 4
Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to financial hardship as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC;
(l)	For 401(a) plans of governmental plans only, for any in-service distribution permitted by the Plan, when certified by the employer; or
(m)

When the withdrawal is to be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Required Distributions (see 8.07)

Generally, distribution must begin no later than April 1 following the later of the calendar year in which a Participant attains age 70 1/2 or retires. The distribution of benefits to a Participant who is a five percent owner must begin by April 1 following the calendar year the Participant attains age 701/2.

Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
The Contract Holder is the Contract beneficiary. A Participant may designate a beneficiary under the Plan (Plan beneficiary).

MM-HC401a-03	S I - 5
Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

MM-HC401a-03	S II - 1
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

The Contract Holder controls this Contract.

By notifying us in writing, the Contract Holder may allow Participants to choose Investment Options for an Individual Account. The Contract Holder may, however, retain the right to choose Investment Options. We will make payments under the Contract only at the written direction of the Contract Holder and a Participant. Unless otherwise directed by the Plan, we will not make a distribution from an Individual Account without written direction from the Contract Holder and a Participant.

The Contract and Individual Accounts are nontransferable and nonassignable except to us in the event of a loan (if allowed under the Contract) or in the event of a qualified domestic relations order as allowed under the Retirement Equity Act of 1984 (REA).

Participants have a nonforfeitable right to the value of employer Contributions made to their Individual Accounts subject to any Plan vesting limits as determined by the Contract Holder. Participants have a nonforfeitable right to the value of employee Contributions made to their Individual Accounts.

The Contract Holder must notify us in writing if the Plan is, or becomes, subject to the Employee Retirement Income Security Act of 1974 (ERISA) and/or related law or regulations including REA. We will rely on the Contract Holder's determination and representation of the applicability of such laws. If the Plan is subject to ERISA, before we will make a distribution from an Individual Account, the Contract Holder must certify in writing that all applicable REA requirements have been met and that the distribution complies with the Plan.

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)
Contribution limits are as set forth in the Code and in the Plan.
Separate Account (see 3.01)
Variable Annuity Account [C]
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

MM-HC401k-03	S I - 1
Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]

MM-HC401k-03	S I - 2
Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis.
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

MM-HC401k-03	S I - 3
(f)	Due to financial hardship as defined in the Code, and when:
(1)	If applicable, certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)

To be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals as provided by the Code and the Plan.
Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6, 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]

MM-HC401k-03	S I - 4
Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to financial hardship as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC; or
(l)

When the withdrawal is to be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Required Distributions (see 8.07)

Generally, distribution must begin no later than April 1 following the later of the calendar year in which a Participant attains age 70 1/2 or retires. The distribution of benefits to a Participant who is a five percent owner must begin by April 1 following the calendar year the Participant attains age 701/2.

Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
The Contract Holder is the Contract beneficiary. A Participant may designate a beneficiary under the Plan (Plan beneficiary).

MM-HC401k-03	S I - 5
Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

MM-HC401k-03	S II - 1
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

The Contract Holder controls this Contract.

By notifying us in writing, the Contract Holder may allow Participants to choose Investment Options for an Individual Account. The Contract Holder may, however, retain the right to choose Investment Options. Unless otherwise provided by the Plan, we will make payments only at the written direction of the Contract Holder and a Participant. Unless otherwise specified by the Plan, we will make an in-service transfer under Internal Revenue Service Revenue Ruling 90-24 only at the written direction of the Contract Holder and a Participant and will make checks payable to the acquiring investment provider(s).

The Contract and Individual Accounts are nontransferable and nonassignable except to us in the event of a loan (if allowed under the Contract) or in the event of a qualified domestic relations order as allowed under the Retirement Equity Act of 1984 (REA).

Participants have a nonforfeitable right to the value of employer Contributions made to their Individual Accounts subject to any Plan vesting limits as determined by the Contract Holder. Participants have a nonforfeitable right to the value of employee Contributions made to their Individual Accounts as provided by Code Section 403(b) and subject to the terms of the Plan.

The Contract Holder must notify us in writing if the Plan is, or becomes, subject to the Employee Retirement Income Security Act of 1974 (ERISA) and/or related law or regulations including REA. We will rely on the Contract Holder's determination and representation of the applicability of such laws. If the Plan is subject to ERISA, before we will make a distribution from an Individual Account, the Contract Holder must certify in writing that all applicable REA requirements have been met and that the distribution complies with the Plan.

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)

Contributions to the Contract for any tax limitation year are limited to the amount set forth in Code Section 415, generally, 100% of compensation up to $40,000 (as may be adjusted by law or by the Secretary of the Treasury). In addition, except to the extent of any alternative limitation permitted under Code Section 402(g)(7), salary reduction contributions may not exceed the applicable dollar amount permitted under Code Section 402(g)(1) as follows:

For taxable years beginning in:	The applicable dollar amount is:
2003 2004 2005 2006 2007 and thereafter	$12,000 $13,000 $14,000 $15,000 $15,000 as adjusted by the Secretary of the Treasury for cost of living.

Notwithstanding the contribution limit provided for above, for any plan year beginning on or after January 1, 2002, a participant who would be at least age 50 by the end of the plan year, may contribute an additional amount not to exceed the lesser of:

(a)	$1,000 as adjusted under Code Section 414(v)(2)(B) and (C) or
(b)	the excess of his compensation for such plan year over the amounts the participant contributed for such plan year under the contribution limits described above.
Separate Account (see 3.01)
Variable Annuity Account [C]

MM-HC403b-03	S I - 1
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

MM-HC403b-03	S I - 2
Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]
Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis.
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

MM-HC403b-03	S I - 3
(f)	Due to financial hardship as defined in the Code, and when:
(1)	If applicable, certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)

To be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals of the "restricted amount" from the Contract as required by Code Section 403(b)(11). The restricted amount is the sum of:
(1)	Contributions attributable to a Participant's salary reduction Contributions made on and after January 1, 1989; plus
(2)	The net increase, if any, in the Individual Account value after December 31, 1988 attributable to investment gains and losses and credited interest.
The restricted amount may be partially or fully withdrawn only if one or more of the following conditions are met. The Participant has:
(a)	Separated from service when certified by the employer;
(b)	Attained age 59 1/2;
(c)	Died;
(d)	Become disabled, as defined by the Code;
(e)

Experienced financial hardship as defined by the Code. The amount available for financial hardship is limited to the lesser of the amount necessary to satisfy the need or Contributions attributable to salary reduction Contributions made on or after January 1, 1989;

(f)	Met other circumstances as otherwise allowed by federal law, regulations or rulings; or
(g)

When the withdrawal is to be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.

MM-HC403b-03	S I - 4

No withdrawal restrictions apply to salary reduction Contributions and earnings credited to such Contributions on or before December 31, 1988.

In addition, any portion of an Individual Account representing amounts transferred under Internal Revenue Service Revenue Ruling 90-24 from a Code Section 403(b)(7) custodial account will be subject to the restrictions set forth in Code Section 403(b)(7)(A)(ii).

Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]
Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to financial hardship as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC;
(l)	For a transfer as provided under Internal Revenue Service Revenue Ruling 90-24 to an ILIAC Code Section 403(b)(7) custodial account; or
(m)	Paid as a loan under taken in accordance with the terms of the Plan and the Contract.

MM-HC403b-03	S I - 5
Required Distributions (see 8.07)

[Generally, for Contributions made and earnings credited after December 31, 1986, distribution must begin by April 1 of the calendar year following the later of (1) the calendar year in which a Participant attains age 70 1/2 or (2) retires. For Individual Account values as of December 31, 1986, distribution must begin by the last day of the year in which a Participant attains age 75 or retires, whichever is later.]

The entire Individual Account value must be distributed, or begin to be distributed, over the life or life expectancy of a Participant, or joint lives or joint life expectancies of a Participant and a beneficiary.

Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
[The Contract Holder is the Contract beneficiary. A Participant may designate a beneficiary under the Plan (Plan beneficiary).]

MM-HC403b-03	S I - 6
Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

MM-HC403b-03	S II - 1
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

This is a contract between the Contract Holder and ILIAC only to satisfy the purchase requirement of Code Section 403(b)(1). The Contract Holder has no right, title, or interest in the value of Individual Accounts established under the Contract.

Participants own all amounts held in their Individual Accounts and may make any choices allowed under the Contract.

The Contract and Individual Accounts are nontransferable and nonassignable except to us in the event of a loan (if allowed under the Contract) or in the event of a qualified domestic relations order as allowed under the Retirement Equity Act of 1984 (REA).

The Contract Holder must notify us in writing if the Plan is, or becomes, subject to the Employee Retirement Income Security Act of 1974 (ERISA) and/or related law or regulations including REA. We will rely on the Contract Holder's determination and representation of the applicability of such laws. If the Plan is subject to ERISA, before we will make a distribution from an Individual Account, the Contract Holder must certify in writing that all applicable REA requirements have been met and that the distribution complies with the Plan.

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)

Contributions to the Contract for any tax limitation year are limited to the amount set forth in Code Section 415, generally, 100% of compensation up to $40,000 (as may be adjusted by law or by the Secretary of the Treasury). In addition, except to the extent of any alternative limitation permitted under Code Section 402(g)(7), salary reduction contributions may not exceed the applicable dollar amount permitted under Code Section 402(g)(1) as follows:

For taxable years beginning in:	The applicable dollar amount is:
2003 2004 2005 2006 2007 and thereafter	$12,000 $13,000 $14,000 $15,000 $15,000 as adjusted by the Secretary of the Treasury for cost of living.

Notwithstanding the contribution limit provided for above, for any plan year beginning on or after January 1, 2002, a participant who would be at least age 50 by the end of the plan year, may contribute an additional amount not to exceed the lesser of:

(a)	$1,000 as adjusted under Code Section 414(v)(2)(B) and (C) or
(b)	the excess of his compensation for such plan year over the amounts the participant contributed for such plan year under the contribution limits described above.
Separate Account (see 3.01)
Variable Annuity Account [C]

MM-HC403bv-03	S I - 1
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

MM-HC403bv-03	S I - 2
Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]
Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis;
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

MM-HC403bv-03	S I - 3
(f)	Due to financial hardship as defined in the Code, and when:
(1)	If applicable, certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)

To be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals of the "restricted amount" from the Contract as required by Code Section 403(b)(11). The restricted amount is the sum of:
(1)	Contributions attributable to a Participant's salary reduction Contributions made on and after January 1, 1989; plus
(2)	The net increase, if any, in the Individual Account value after December 31, 1988 attributable to investment gains and losses and credited interest.
The restricted amount may be partially or fully withdrawn only if one or more of the following conditions are met. The Participant has:
(a)	Separated from service when certified by the employer;
(b)	Attained age 59 1/2;
(c)	Died;
(d)	Become disabled, as defined by the Code;
(e)

Experienced financial hardship as defined by the Code. The amount available for financial hardship is limited to the lesser of the amount necessary to satisfy the need or Contributions attributable to salary reduction Contributions made on or after January 1, 1989;

(f)	Met other circumstances as otherwise allowed by federal law, regulations or rulings; or
(j)

When the withdrawal is to be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.

MM-HC403bv-03	S I - 4

No withdrawal restrictions apply to salary reduction Contributions and earnings credited to such Contributions on or before December 31, 1988.

In addition, any portion of an Individual Account representing amounts transferred under Internal Revenue Service Revenue Ruling 90-24 from a Code Section 403(b)(7) custodial account will be subject to the restrictions set forth in Code Section 403(b)(7)(A)(ii).

Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]
Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to financial hardship as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC;
(l)	For a transfer as provided under Internal Revenue Service Revenue Ruling 90-24 to an ILIAC Code Section 403(b)(7) custodial account; or
(m)	Paid as a loan under taken in accordance with the terms of the Plan and the Contract.

MM-HC403bv-03	S I - 5
Required Distributions (see 8.07)

[Generally, for Contributions made and earnings credited after December 31, 1986, distribution must begin by April 1 of the calendar year following the later of (1) the calendar year in which a Participant attains age 70 1/2 or (2) retires. For Individual Account values as of December 31, 1986, distribution must begin by the last day of the year in which a Participant attains age 75 or retires, whichever is later.]

The entire Individual Account value must be distributed, or begin to be distributed, over the life or life expectancy of a Participant, or joint lives or joint life expectancies of a Participant and a beneficiary.

Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
The Contract beneficiary is named by the Participant.

MM-HC403bv-03	S I - 6
Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

MM-HC403bv-03	S II - 1
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

The Contract Holder controls this Contract. By notifying us in writing, the Contract Holder may allow Participants to choose Investment Options for an Individual Account. The Contract Holder may, however, retain the right to choose Investment Options.

All rights in this Contract rest with the Contract Holder, who is entitled to all amounts held under this Contract. This contract is designed for use in connection with deferred compensation plans sponsored by tax-exempt organizations under Code Section 457(b). For tax-exempt entities other than nonqualified, church-controlled organizations exempt from Title I of the Employee Retirement Income Security Act of 1974 (ERISA) (and which are not churches as defined in Code section 3121(w)(3)(B)), participation in this Contract is limited to only a select group of management or highly compensated employees of the Contract Holder.

It is the Contract Holders responsibility to determine the Plan's and sponsoring organization's status under ERISA and the Code, and to determine an individual's eligibility to participate in the Plan and the Contract. ILIAC is not responsible for making such determinations.

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)
Contribution limits are as set forth in the Code and in the Plan.
Separate Account (see 3.01)
Variable Annuity Account [C]
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

MM-HC457bTE-03	S I - 1
Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]

MM-HC457bTE-03	S I - 2
Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis.
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

MM-HC457bTE-03	S I - 3
(f)	Due to an unforeseeable emergency as defined in the Code, and when:
(1)	Certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)	For an in-service distribution permitted by the Plan, when:
(1)	Certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals as provided by the Code and the Plan.
Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]

MM-HC457bTE-03	S I - 4
Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to an unforeseeable emergency as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC; or
(l)	An in-service distribution permitted by the Plan when certified by the employer.]
Required Distributions (see 8.07)
Generally, distribution must begin no later than April 1 following the later of the calendar year in which a Participant attains age 70 1/2 or retires.
Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
The Contract Holder is the Contract beneficiary. A Participant may designate a beneficiary under the Plan (Plan beneficiary).

MM-HC457bTE-03	S I - 5
Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

MM-HC457bTE-03	S II - 1
Contract Schedule I
Accumulation Phase
Control of Contract (see 1.03)

The Contract Holder controls this Contract.

By notifying us in writing, the Contract Holder may allow Participants to choose Investment Options for an Individual Account. The Contract Holder may, however, retain the right to choose Investment Options. We will make payments under the Contract only at the written direction of the Contract Holder and a Participant. Unless otherwise directed by the Plan, we will not make a distribution from an Individual Account without written direction from the Contract Holder and a Participant.

The Contract and Individual Accounts are nontransferable and nonassignable except to us in the event of a loan (if allowed under the Contract) or in the event of a qualified domestic relations order.

All amounts under this Contract, and any amounts paid or distributed, are for the exclusive benefit of Plan Participants and their beneficiaries as provided under Code Section 457(g).

Maintenance Fee (see 1.16)
The maintenance fee for each Individual Account is [$XX] as of the Effective Date of the Contract and is subject to change (see 1.18). The fee will never exceed [$30].
Contribution Limits (see 2.01)
Contribution limits are as set forth in the Code and in the Plan.
Separate Account (see 3.01)
Variable Annuity Account [C]
Daily Charges to the Separate Account (see 3.07)

Charges to the Separate Account are subject to change (see 1.18). The charges as of the Effective Date of the Contract are as follows:

Daily Asset Charge (expressed as an annual percentage): The initial Daily Asset Charge for this Contract will be [X.XX%].

This charge will never exceed [1.75%] on an annual basis. In addition, the following separate account administrative adjustment charge will apply to amounts invested in the following funds. Some funds or fund families may not have been selected for your plan or may not be available.

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Fund(s) or Fund Family	Separate Account Administrative Adjustment Charge
[XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX]	[X.XX% X.XX% X.XX% X.XX%]

The Daily Asset Charge will be reviewed and may be adjusted (up or down), no more often than annually and no less often than every two Contract Years in accordance with our existing administrative practice, to reflect changes in the Account Value. The Daily Asset Charge (as adjusted by the Separate Account Administrative Charge) does not include investment advisory fees and other expenses charged by a Fund investment manager. These fees are disclosed in the applicable Fund prospectus.

ILIAC GET Fund Guarantee Charge: If applicable, the charge will be provided to the Contract Holder and will never exceed 0.75% (annual basis).

Fixed Interest Options Available (see Section 6 and Section 7)
[Fixed Plus Account II Guaranteed Accumulation Account (GAA)]

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Fixed Plus Account II Minimum Guaranteed Interest Rate (see 6.01)

The Company guarantees that interest will be credited at an annual effective yield that is at least equal to [1.00%].

In addition, the Company guarantees a minimum average annual effective yield over time. The minimum average annual effective yield credited to amounts allocated to the Fixed Plus Account II (deposits) will vary according to the number of years (deposit years) such amounts remain in the Fixed Plus Account II, as determined by the table below. Amounts withdrawn or transferred from the Fixed Plus Account II shall be assessed against deposits on a last in / first out basis.

Deposit Years Completed	Minimum Average Annual Effective Yield

[Less than 5

5 or more but less than 10

10 or more but less than 15

15 or more but less than 20

20 or more but less than 25

25 or more but less than 30

30 or more but less than 35

35 or more but less than 45

45 or more but less than 50

50 or more]

[1.00% 1.65% 2.10% 2.35% 2.50% 2.55% 2.65% 2.70% 2.75% 2.80%]
Fixed Plus Account II Annual Transfer and Partial Withdrawal Limit (see 6.02 and 6.03)
[20%]
Waiver of Fixed Plus Account II Transfer Limit (see 6.02)
[$2,000]
Waiver of Fixed Plus Account II Full Withdrawal Provision (see 6.05)
When a full withdrawal is requested, payment from the Fixed Plus Account II is not limited as described in 6.04 when the withdrawal is made:
[(a)

When the amount in the Fixed Plus Account II is [$2,000] or less (or, if applicable, as otherwise allowed by the Plan for a lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(b)	Due to a Participant's death before Annuity payments begin and paid within six months of the Participant's death;
(c)	As provided in Section 8.09;
(d)	To purchase Annuity payments on a life-contingent basis or payments for a stated period on a fixed-only basis.
(e)	When a Participant is separated from service, and when:
(1)	Separation from service is documented in a form acceptable to us;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to separation from service during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period; or

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(f)	Due to an unforeseeable emergency as defined in the Code, and when:
(1)	Certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(g)	For an in-service distribution permitted by the Plan, when:
(1)	Certified by the employer;
(2)	The amount is paid directly to the Participant; and
(3)

The amount paid for all withdrawals due to financial hardship during the previous [12 months] does not exceed [20%] of the average value of all Individual Accounts under the Contract during that period.

(h)

To be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Guaranteed Accumulation Account Minimum Guaranteed Interest Rate (see 7.02)
The Company guarantees that interest will be credited at an annual effective yield in accordance with the table below:
Guaranteed Term Period of Time	Minimum Annual Effective Yield
[1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years 8 Years 9 Years 10 Years]	[0.00% 0.00% 0.00% 0.35% 0.90% 1.25% 1.50% 1.70% 1.85% 1.95%]
Withdrawal Restrictions Under the Code (see 8.03)
Limitations apply to partial and full withdrawals as provided by the Code and the Plan.
Withdrawal Charge (see 8.04)
[For each withdrawal, we may deduct a withdrawal charge. This charge is a percentage of the amount withdrawn. The withdrawal charge is as follows:
Contract Years Completed	Withdrawal Charge
[Less than 1 1 or more, but less than 2 2 or more, but less than 3 3 or more, but less than 4 4 or more, but less than 5 5 or more, but less than 6 6 or more, but less than 7 7 or more]	[5% 5% 5% 5% 5% 4% 4% 0%]
The withdrawal charge will never exceed the maximum permitted by the National Association of Securities Dealers, Inc. (NASD) rules.]

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Waiver of Withdrawal Charge (see 8.05)
[The withdrawal charge does not apply when the withdrawal is:
(a)	Used to purchase Annuity payments;
(b)

Used to purchase a single premium immediate Annuity or individual retirement Annuity issued by ILIAC or one of its affiliates, provided that the right to cancel under the new Contract is not exercised. We will treat exercise of the right to cancel as a reinstatement and any subsequent withdrawal may then be subject to the withdrawal charge applicable on the date of the withdrawal;

(c)	Under a systematic distribution option (see 8.08);
(d)	When we terminate an Individual Account as provided in 8.09;
(e)

When the Individual Account value is [$3,500] or less (or, if applicable, as otherwise allowed by the Plan for lump-sum cash-out without Participant consent) and during the previous [12 months] no amounts have been withdrawn, transferred, taken as a loan (if allowed under the Contract), or used to purchase Annuity payments;

(f)	Made by a Participant who has attained age 59 1/2 and, if applicable, has completed nine Contribution periods;
(g)	Due to a Participant's death before Annuity payments begin;
(h)

In an amount equal to or less than [10%] of the Individual Account value when the withdrawal is the first withdrawal in a calendar year and is made to a Participant who is at least age 59 1/2 and not older than age 70 1/2 (not available when a systematic distribution option is in effect). Any outstanding loans are not included in the Individual Account value when determining the [10%] amount. This waiver does not apply to full withdrawals or to a withdrawal due to a loan default;

(i)	Made to a Participant who is separated from service when certified by the employer;
(j)	Due to an unforeseeable emergency as defined in the Code;
(k)	Due to the transfer of the Individual Account value to another contract issued by ILIAC for the Plan, subject to various conditions agreed to by the Contract Holder and ILIAC.
(l)	An in-service distribution permitted by the Plan when certified by the employer; or
(m)

When the withdrawal is to be paid as a loan taken in accordance with the terms of the Plan, provided that the withdrawal is made on a pro rata basis from each of the investment options in which the Individual Account is invested.]

Required Distributions (see 8.07)
Generally, distribution must begin no later than April 1 following the later of the calendar year in which a Participant attains age 70 1/2 or retires.
Individual Account Termination Amount (see 8.09)
[$10,000]
Loans (see 9.01)
[Loans are available under this Contract.]
Contract Beneficiary (see 10.02)
The Contract Holder is the Contract beneficiary. A Participant may designate a beneficiary under the Plan (Plan beneficiary).

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Contract Schedule II
Annuity Phase
Payment Period (see 11.03)
The period for which we will guarantee Annuity payments must be at least [five] years and no more than [30] years.
Mortality Table (see 11.04)
Society of Actuaries' 1983 Table a
Maximum Number of Funds (see 11.06)
The maximum number of Funds is [four].
Fixed Annuity Minimum Guaranteed Interest Rate (see 11.07)
[1.50%] (annual basis)
Number of Annual Transfers Among Funds (see 11.09)
Each calendar year, we allow [five] transfers among funds.
Daily Charges to the Separate Account (see 11.14)
Charges to the Separate Account will never be more than the following: Daily Asset Charge: [1.25%] (annual basis)

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